UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  January 11, 2002


AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)


        DELAWARE	              1-8747           43-1304369
(State or other jurisdiction (Commission        (IRS Employer
 of incorporation)           File Number)    Identification No.)




106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri                     64121-9615
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number,
including area code      (816) 221-4000










Item 5. Other Events.

	Attached as Exhibit 99.1 is a press release that was issued by us on January 11, 2002 regarding our Senior Subordinated Notes due 2012.

Item 7. Financial Statement and Exhibits.

Exhibits:

99.1	January 11, 2002  Press Release

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMC ENTERTAINMENT INC.



Date:	January 14, 2002
By: 	/s/ Craig R. Ramsey__
         Craig R. Ramsey
         Senior Vice President, Finance,
         Chief Financial Officer and
         Chief Accounting Officer